UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21193

First American Minnesota Municipal Income Fund II, Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:	August 31

Date of reporting period:	February 29, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

Semiannual Report

February 29, 2008

MXN

Minnesota Municipal
Income Fund II

Minnesota Municipal Income Fund II

Our Image – George Washington

His rich legacy as patriot and leader is widely recognized as embodying the sound judgment, reliability, and strategic vision that are central to our brand. Fashioned in a style reminiscent of an 18th century engraving, the illustration conveys the symbolic strength and vitality of Washington, which are attributes that we value at First American.

Table of Contents

1	Explanation of Financial Statements

2	Fund Overview

3	Financial Statements

6	Notes to Financial Statements

13	Schedule of Investments

16	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Explanation of FINANCIAL STATEMENTS

As a shareholder in the fund, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund's net asset value ("NAV") and market price per share. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund's shares trade. This price, which may be higher or lower than the fund's NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund's assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund's net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund's net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund's securities are internally valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies. Included within the notes to financial statements is the Financial Highlights. This table provides a per-share breakdown of the components that affected the fund's NAV for the current and past reporting periods. It also shows total return, expense ratios, net investment income ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund's holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund's assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

We hope this guide to your shareholder report will help you get the most out of this important resource.

Minnesota Municipal Income Fund II 2008 Semiannual Report

Fund OVERVIEW

Portfolio Allocation

As a percentage of total investments on February 29, 2008

Healthcare Revenue	21%
Housing Revenue	18%
Prerefunded Issues[1]	16%
Lease Revenue	13%
General Obligations	11%
Education Revenue	5%
Utility Revenue	4%
Economic Development Revenue	3%
Short-Term Investment	3%
Industrial Development Revenue	2%
Transportation Revenue	2%
Recreation Authority Revenue	1%
Tax Revenue	1%
100%

1Within the Schedule of Investments, prerefunded issues are classified under their applicable industries.

Bond Credit Quality Breakdown2

As a percentage of long-term investments on February 29, 2008

AAA	26%
AA	16%
A	19%
BBB	18%
BB	2%
Nonrated	19%
100%

2Individual security ratings are based on information from Moody's Investors Service, Standard & Poor's, and/or Fitch. If there are multiple ratings for a security the lowest rating is used, unless ratings are provided by all three agencies, in which case the middle rating is used.

Minnesota Municipal Income Fund II 2008 Semiannual Report

FINANCIAL STATEMENTS

Statement of Assets and Liabilities February 29, 2008 (unaudited)

Assets:
Investments at market value (cost: $34,512,924) (note 2)	$33,009,493
Cash	68
Receivable for accrued interest	435,608
Prepaid expenses and other assets	3,989
Total assets	33,449,158
Liabilities:
Payable for investments purchased on a when-issued basis (note 2)	1,072,590
Payable for preferred share distributions (note 3)	6,021
Payable for investment advisory fees (note 5)	9,406
Payable for administrative fees (note 5)	5,375
Payable for transfer agent fees	7,375
Payable for professional fees	19,667
Payable for other expenses	1,346
Total liabilities.	1,121,780
Preferred shares, at liquidation value	13,000,000
Net assets applicable to outstanding common shares	$19,327,378
Net assets applicable to outstanding common shares consist of:
Common shares and additional paid-in capital	$20,798,974
Undistributed net investment income	135,929
Accumulated net realized loss on investments	(104,094)
Net unrealized depreciation of investments.	(1,503,431)
Net assets applicable to outstanding common shares	$19,327,378
Net asset value and market price of common shares:
Net assets applicable to outstanding common shares	$19,327,378
Common shares outstanding (authorized 200 million shares of $0.01 par value).	1,472,506
Net asset value per share	$13.13
Market price per share	$13.20
Liquidation preference of preferred shares (note 3):
Net assets applicable to preferred shares	$13,000,000
Preferred shares outstanding (authorized one million shares)	520
Liquidation preference per share	$25,000

See accompanying Notes to Financial Statements.

Minnesota Municipal Income Fund II 2008 Semiannual Report

FINANCIAL STATEMENTS continued

Statement of Operations For the Six-Month Period Ended February 29, 2008 (unaudited)

Investment Income:
Interest from unaffiliated investments	$867,726
Dividends from unaffiliated money market fund	4,225
Dividends from affiliated money market fund	4,185
Total investment income	876,136
Expenses (note 5):
Investment advisory fees	68,083
Administrative fees	34,054
Auction agent fees	16,449
Custodian fees	874
Directors' fees	12,349
Postage and printing fees	10,938
Transfer agent fees	11,018
Professional fees	22,408
Other expenses	25,988
Total expenses	202,161
Less: Waiver of advisory fees	(8,489)
Less: Indirect payments from the custodian	(3)
Total net expenses	193,669
Net investment income	682,467
Net realized and unrealized gains (losses) on investments and futures contracts (notes 2 and 4)
Net realized gain (loss) on:
Investments	1,594
Futures contracts	(11,099)
Net change in unrealized appreciation or depreciation of:
Investments	(1,541,434)
Net loss on investments	(1,550,939)
Distributions to preferred shareholders (note 2):
From net investment income	(164,218)
From net realized gain on investments	(72,361)
Total distributions.	(236,579)
Net decrease in net assets applicable to common shares resulting from operations	$(1,105,051)

See accompanying Notes to Financial Statements.

Minnesota Municipal Income Fund II 2008 Semiannual Report

Statement of Changes in Net Assets

	Six-Month Period Ended 2/29/08	Year Ended 8/31/07
Operations:
Net investment income	$682,467	$1,364,828
Net realized gain (loss) on:
Investments	1,594	110,393
Futures contracts	(11,099)	(36,867)
Net change in unrealized appreciation or depreciation of:
Investments	(1,541,434)	(1,277,844)
Futures contracts	—	44,459
Distributions to preferred shareholders (note 2):
From net investment income	(164,218)	(444,604)
From net realized gain on investments	(72,361)	(7,039)
Net decrease in net assets applicable to common shares resulting from operations	(1,105,051)	(246,674)
Distributions to common shareholders (note 2):
From net investment income	(449,114)	(918,843)
From net realized gain on investments	(116,711)	(16,463)
Total distributions	(565,825)	(935,306)
Total decrease in net assets applicable to common shares	(1,670,876)	(1,181,980)
Net assets applicable to common shares at beginning of period	20,998,254	22,180,234
Net assets applicable to common shares at end of period	$19,327,378	$20,998,254
Undistributed net investment income	$135,929	$66,794

See accompanying Notes to Financial Statements.

Minnesota Municipal Income Fund II 2008 Semiannual Report

Notes to FINANCIAL STATEMENTS (unaudited as to February 29, 2008)

(1) Organization
   Minnesota Municipal Income Fund II, Inc. (the "fund") is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. The fund invests primarily in Minnesota municipal securities that, at the time of purchase, are rated investment grade or are unrated and deemed to be of comparable quality by FAF Advisors, Inc. ("FAF Advisors"). The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment grade or are unrated and deemed to be of comparable quality by FAF Advisors. The fund's investments may include municipal derivative securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund's investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Fund shares are listed on the American Stock Exchange under the symbol MXN.

The fund concentrates its investments in Minnesota and therefore, may have more credit risk related to the economic conditions of Minnesota than a portfolio with a broader geographical diversification.

(2) Summary of Significant Accounting Policies
   Security Valuations

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the fund's board of directors. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

The following investment vehicles, when held by the fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts (other than currency forward contracts), swaps, and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund's board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value.

As of February 29, 2008, the fund had no fair-valued securities.

Minnesota Municipal Income Fund II 2008 Semiannual Report

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. As of February 29, 2008, the fund had no outstanding repurchase agreements.

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. government securities in an amount equal to 5% of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund's basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund's statement of assets and liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. As of February 29, 2008, the fund had no outstanding futures contracts.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of February 29, 2008, the fund had $1,072,590 of when-issued or forward-commitment securities outstanding.

Minnesota Municipal Income Fund II 2008 Semiannual Report

Notes to FINANCIAL STATEMENTS continued

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to "rollover" its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of and for the six-month period ended February 29, 2008, the fund had no dollar roll transactions.

Taxes

Federal

The fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred straddle losses. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise.

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the fund.

The character of common and preferred share distributions paid during the six-month period ended February 29, 2008 (estimated) and the fiscal year ended August 31, 2007, were as follows:

	2/29/08	8/31/07
Distributions paid from:
Tax exempt income	$614,346	$1,359,239
Ordinary income	0	2,017
Long-term capital gains	189,072	23,502
	$803,418	$1,384,758

At August 31, 2007, the fund's most recently completed fiscal year, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$8,238
Undistributed tax-exempt income	70,336
Undistributed long term gain	100,780
Unrealized appreciation	26,961
Accumulated earnings	$206,315

State

Minnesota taxable net income is generally based on federal taxable income. The portion of tax-exempt dividends paid by the fund that is derived from interest on Minnesota municipal bonds will be excluded from Minnesota taxable net income of individuals, estates, and trusts, provided that the portion of the tax-exempt dividends paid from these obligations represents 95% or more of the exempt-interest dividends paid by the fund. The remaining portion of these dividends, and

Minnesota Municipal Income Fund II 2008 Semiannual Report

dividends that are not exempt-interest dividends or capital gains distributions, will be included in the Minnesota taxable net income of individuals, estates, and trusts, except for dividends directly attributable to interest on obligations of the U.S. government, its territories and possessions.

In 1995, Minnesota enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in the net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest and its taxation of interest on obligations of governmental issuers in other states unlawfully discriminates against interstate commerce. See Minn. Stat. § 289A.50, subd. 10. This provision applies to taxable years that begin during or after the calendar year in which any such determination becomes final. In 2006, the Kentucky Court of Appeals held that the state's exemption of interest on its own bonds and those of its political subdivisions and its taxation of interest on the bonds of other states and their political subdivisions unlawfully discriminates against interstate commerce. The Kentucky Supreme Court declined to review this decision, but the U.S. Supreme Court agreed to review it and heard oral arguments in November 2007. The U.S. Supreme Court's decision is pending.

If the U.S. Supreme Court were to affirm the Kentucky decision, it is likely that Minnesota's tax treatment of state and local government bonds would also be held to unlawfully discriminate against interstate commerce. If Minnesota's treatment of state and local government bonds were held to unlawfully discriminate against interstate commerce, a court would have to decide upon a remedy for the tax years at issue in the case. Even if the remedy applied to those and other years preceding the decision were to exempt other states' bond interest rather than to tax Minnesota bond interest, application of the 1995 statute (or an amended version of that statute) to subsequent years could cause interest on the Minnesota bonds held by the fund to become taxable by Minnesota (in whole or in part) and the market value of the bonds to decline.

Distributions to Shareholders

Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund's dividend reinvestment plan, reinvested in additional common shares of the fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

Deferred Compensation Plan

Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, preselected by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

Minnesota Municipal Income Fund II 2008 Semiannual Report

Notes to FINANCIAL STATEMENTS continued

(3) Auction Preferred Shares
   As of February 29, 2008, the fund had 520 auction preferred shares ("AP shares") with a liquidation preference of $25,000 per share. The dividend rate on the AP shares is adjusted every seven days (on Fridays), as determined through an auction process conducted by Bank of New York (the "Auction Agent").

  Normally, the dividend rates on the AP shares are set at the market clearing rate determined through an auction process that brings together bidders who wish to buy AP shares and holders of AP shares who wish to sell. Since February 15, 2008, however, sell orders have exceeded bids and the regularly scheduled auctions for the fund's AP shares have failed. When an auction fails, the fund is required to pay the maximum applicable rate on the AP shares to holders of such shares for successive dividend periods until such time as the shares are successfully remarketed. The maximum applicable rate on the AP shares is 110% of the higher of (1) the applicable AA Composite Commercial Paper Rate or (2) 90% of the Taxable Equivalent of the Short-Term Municipal Bond Rate.

  During any dividend period, the maximum applicable rate may be higher than the dividend rate that would have been set had the auction been successful. This would increase the fund's cost of leverage and reduce the fund's common share earnings. On February 29, 2008, the maximum applicable rate was 3.38%.

  In the event of a failed auction, holders of AP shares will continue to receive dividends at the maximum applicable rate, but generally will not be able to sell their shares until the next successful auction. There is no way to predict when future auctions might succeed in attracting sufficient buyers for the shares offered.

(4) Investment Security Transactions
   Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six-month period ended February 29, 2008, aggregated $5,133,757 and $5,090,312, respectively.

(5) Expenses
   Investment Advisory Fees

Pursuant to an investment advisory agreement (the "Agreement"), FAF Advisors, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides FAF Advisors with a monthly investment advisory fee in an amount equal to an annualized rate of 0.40% of the fund's average weekly net assets including preferred shares. FAF Advisors has contractually agreed to limit its fee to an annualized rate of 0.35% of average weekly net assets including preferred shares through October 31, 2008. For its fee, FAF Advisors provides investment advice and, in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the fund and the related money market funds, FAF Advisors will reimburse the fund an amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the fund.

Administrative Fees

FAF Advisors serves as the fund's administrator pursuant to an administration agreement between FAF Advisors and the fund. Under this agreement, FAF Advisors receives a monthly administrative fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets including preferred shares. For its fee, FAF Advisors provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Minnesota Municipal Income Fund II 2008 Semiannual Report

Auction Agent Fees

The fund has entered into an auction agency agreement with the Auction Agent. The auction agency agreement provides the Auction Agent with a monthly fee in an amount equal to an annual rate of 0.25% of the fund's average amount of preferred shares outstanding. For its fee, the Auction Agent will act as agent of the fund in conducting the auction of preferred shares at which the applicable dividend rate is determined for each seven-day dividend period.

Custodian Fees

U.S. Bank serves as the fund's custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund is equal to an annual rate of 0.005% of average weekly net assets, including preferred shares. These fees are computed weekly and paid monthly.

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund's custodian expenses. These credits, if any are disclosed as "Indirect payments from the custodian" in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund's custodian expenses. For the six-month period ended February 29, 2008, custodian fees were increased by $25 as a result of overdrafts and reduced by $3 as a result of interest earned.

Other Fees and Expenses

In addition to the investment advisory, administrative, auction agent, and custodian fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses, listing fees, postage and printing of shareholder reports, transfer agent fees and expenses, legal, auditing, and accounting services, insurance, interest, taxes, and other miscellaneous expenses. For the six-month period ended February 29, 2008, legal fees and expenses of $3,627 were paid to a law firm of which an Assistant Secretary of the Fund is a partner.

Expenses that are directly related to the fund and charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods.

(6) Indemnifications
   The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(7) New Accounting Pronouncements
   On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a "more-likely-than-not" threshold would be recorded as a tax expense in the current year. The fund has adopted FIN 48 and as of February 29, 2008, the fund did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosure about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of February 29, 2008, the fund does not believe the adoption of FAS 157 will materially impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

Minnesota Municipal Income Fund II 2008 Semiannual Report

Notes to FINANCIAL STATEMENTS concluded

(8) Financial Highlights  Per-share data for a share of capital shares outstanding throughout each period and selected information for each period are as follows:

	Six-Month Period Ended February 29, 2008		Year Ended August 31,		Seven- Month Period Ended August 31,		Year Ended January 31,		Period from October 31, 2002* to January 31,
	(unaudited)		2007	2006	2005		2005	2004	2003
Per-Share Date
Net asset value, common shares, beginning of period	$14.26		$15.06	$15.41	$15.19		$14.70	$14.56	$14.33
Operations:
Net investment income	0.46		0.93	0.93	0.53		0.94	0.82	0.14
Net realized and unrealized gains (losses) on investments	(1.05)		(0.79)	(0.29)	0.25		0.47	0.39	0.19
Distributions to preferred shareholders:
From net investment income	(0.11)		(0.30)	(0.25)	(0.10)		(0.09)	(0.07)	—
From net realized gain on investments	(0.05)		(0.01)	(0.01)	—		—	—	—
Total from operations	(0.75)		(0.17)	0.38	0.68		1.32	1.14	0.33
Distributions to common shareholders:
From net investment income	(0.30)		(0.62)	(0.69)	(0.46)		(0.79)	(0.80)	(0.07)
From net realized gain on investments	(0.08)		(0.01)	(0.04)	—		(0.04)	(0.03)	—
Total distributions to common shareholders	(0.38)		(0.63)	(0.73)	(0.46)		(0.83)	(0.83)	(0.07)
Offering costs and underwriting discounts associated with the issuance of preferred shares and common shares	$—		$—	$—	$—		$—	$(0.17)	$(0.03)
Net asset value, common shares, end of period	$13.13		$14.26	$15.06	$15.41		$15.19	$14.70	$14.56
Market value, common shares, end of period	$13.20		$13.25	$14.24	$15.06		$14.39	$14.60	$14.80
Selected Information
Total return, common shares, net asset value (a)	(5.42	)% (e)	(1.22)%	2.65%	4.57	% (e)	9.36%	6.86%	2.07	% (e)
Total return, common shares, market value (b)	2.59	% (e)	(2.73)%	(0.35)%	8.00	% (e)	4.66%	4.36%	(0.90	)% (e)
Net assets applicable to common shares at end of period (in millions)	$19		$21	$22	$23		$22	$22	$21
Ratio of expenses to average weekly net assets applicable to common shares before fee waivers (c)	1.92	% (f)	1.85%	1.70%	1.67	% (f)	1.61%	1.99%	0.82	% (f)
Ratio of expenses to average weekly net assets applicable to common shares after fee waivers (c)	1.84	% (f)	1.77%	1.62%	1.59	% (f)	1.53%	1.91%	0.77	% (f)
Ratio of net investment income to average weekly net assets applicable to common shares before fee waivers (c)	6.49	% (f)	6.12%	6.13%	5.95	% (f)	6.31%	5.87%	3.95	% (f)
Ratio of net investment income to average weekly net assets applicable to common shares after fee waivers (c)	6.51	% (f)	6.20%	6.21%	6.03	% (f)	6.39%	5.95%	4.00	% (f)
Portfolio turnover rate	15%		24%	18%	7%		13%	22%	20%
Net assets applicable to preferred shares, end of period (in millions)	$13		$13	$13	$13		$13	$13	$—
Asset coverage per preferred share (in thousands) (d)	$62		$65	$68	$69		$68	$67	$—
Liquidation preference and market value per preferred share (in thousands)	$25		$25	$25	$25		$25	$25	$—

*  Commencement of operations.

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares, where applicable.

(d)  Represents net assets applicable to common shares plus preferred shares at liquidation value divided by preferred shares outstanding.

(e)  Total return has not been annualized.

(f)  Annualized.

Minnesota Municipal Income Fund II 2008 Semiannual Report

Schedule of INVESTMENTS (unaudited)

Minnesota Municipal Income Fund II  February 29, 2008

Description of Security	Par	Market Value (a)
(Percentages of each investment category relate to net assets applicable to outstanding common shares)
Municipal Long-Term Investments — 165.3%
Industrial Development Revenue — 2.6%
Duluth Seaway Port Authority, Cargill Project, 4.20%, 5/1/13	$500,000	$498,895
Economic Development Revenue — 4.5%
Agriculture and Economic Development Board, Small Business Program A - Lot 1 (AMT), 5.55%, 8/1/16	400,000	394,016
Minneapolis Minnesota Supported Development Revenue, Limited Tax, Common Bond Fund, Series 2A (AMT), 5.13%, 6/1/22	500,000	471,220
		865,236
Education Revenue — 10.3%
Higher Education Facility, Augsburg College, 5.00%, 5/1/28	200,000	181,546
Higher Education Facility, College of Art & Design, 5.00%, 5/1/26	400,000	367,264
Higher Education Facility, St. Catherine's College, 5.38%, 10/1/32	1,000,000	918,920
Higher Education Facility, St. John's University (Prerefunded 10/1/11 @ 100), 5.25%, 10/1/26 (b)	350,000	374,010
St. Paul Housing and Redevelopment Authority, Community Peace Academy Project, Series A, 5.00%, 12/1/36	200,000	155,606
		1,997,346
General Obligations — 18.3%
Puerto Rico Commonwealth, Series A, 5.00%, 7/1/28	500,000	455,335
Crow Wing County General Obligation (MBIA), 5.00%, 2/1/21	550,000	556,715
Duluth Independent School District No 709, Series A, 4.25%, 2/1/23	500,000	448,695
Metropolitan Council Minneapolis-St Paul Metropolitan Area, 5.00%, 3/1/20	1,000,000	1,031,870
Robbinsdale Independent School District (FSA), 5.00%, 2/1/21	1,000,000	1,053,380
		3,545,995
Healthcare Revenue — 51.9%
Agricultural and Development Board, Fairview Health Care System (Prerefunded 11/15/10 @ 101), 6.38%, 11/15/29 (b)	675,000	740,178
Agricultural and Development Board, Fairview Health Care System, 6.38%, 11/15/29	25,000	25,664
Bemidji Health Care Facilities, North Country Health Services, 5.00%, 9/1/31	1,000,000	901,590
Columbia Heights Multifamily & Health Care Facilities Revenue, Crest View Projects, 5.70%, 7/1/42	350,000	306,946
Cuyuna Range Hospital District, 5.00%, 6/1/29	350,000	308,238
5.50%, 6/1/35	400,000	370,760
Duluth Health Care Facility, Benedictine Health System - St. Mary's Hospital, (Prerefunded 2/15/14 @ 100), 5.25%, 2/15/33	1,000,000	913,180
Glencoe Health Care Facilities, Glencoe Regional Health Services (Prerefunded 4/1/11 @ 101), 7.50%, 4/1/31 (b)	400,000	449,408
Golden Valley Health Care Facilities, Covenant Retirement Communities, 5.50%, 12/1/25	600,000	571,848
Illinois Finance Authority Revenue, Franciscan Community, 5.50%, 5/15/37	250,000	206,240
Inver Grove Heights Nursing, Presbyterian Homes, 5.50%, 10/1/33	250,000	223,567
Marshall Health Care Facility, Weiner Medical Center, 5.35%, 11/1/17	350,000	353,038
Minneapolis and St. Paul Housing and Redevelopment Authority, HealthPartners Project, 5.88%, 12/1/29	750,000	732,383
Minneapolis Health Care Facilities, Allina Health Systems, (Prerefunded 11/15/12 @ 100), 5.75%, 11/15/32	300,000	328,833
Monticello, Big Lake Community Hospital District, 6.20%, 12/1/22	400,000	394,936
Moorhead Economic Development Authority, Eventide Project, 5.15%, 6/1/29	300,000	247,371
New Hope Housing and Health Care Facility, Masonic Home North Ridge, 5.75%, 3/1/15	400,000	392,780
Pine City Health Care, North Branch, 5.00%, 10/20/47	125,000	109,295
Shakopee Health Care Facility, St. Frances Regional Medical Center, 5.10%, 9/1/25	500,000	458,230
St. Louis Park Health Care Facilities, Park Nicollet Health Systems, (Prerefunded 7/1/14 @ 100), 5.25%, 7/1/30	250,000	271,853
5.50%, 7/1/25	250,000	275,355
St. Paul Housing and Redevelopment Authority Hospital Revenue, HealthEast Project, 6.00%, 11/15/30	200,000	187,516
St. Paul Housing and Redevelopment Authority, Nursing Home Episcopal, 5.63%, 10/1/33	500,000	426,275
St. Paul Housing and Redevelopment Authority, Regions Hospital, 5.25%, 5/15/18	500,000	490,670
5.30%, 5/15/28	170,000	154,197
Winona Health Care Facilities, Winona Health Obligated Group, 6.00%, 7/1/34	200,000	198,672
		10,039,023

See accompanying Notes to Schedule of Investments.

Minnesota Municipal Income Fund II 2008 Semiannual Report

Schedule of INVESTMENTS (unaudited)

Minnesota Municipal Income Fund II (continued)

Description of Security	Par	Market Value (a)
Housing Revenue — 32.3%
Cottage Grove Senior Housing Revenue, PHS Cottage Grove Inc., 5.00%, 12/1/31	$175,000	$138,810
Eden Prairie Multifamily Housing, Preserve Place (GNMA), 5.60%, 7/20/28	500,000	502,315
Hopkins Multifamily Housing, Hopkins Renaissance Project, 6.25%, 4/1/15	500,000	510,815
Minneapolis Housing Revenue, Keeler Apartments Project, 5.00%, 10/1/37	300,000	223,680
Minneapolis Multifamily Housing, Seward Towers Project (GNMA), 5.00%, 5/20/36	1,190,000	1,092,372
Minneapolis and St. Paul Housing, Finance Board Single Family (AMT) Mortgage-Backed City Living, 5.00%, 11/1/38	198,669	174,878
Minnesota State Housing Finance Agency, Residential Housing - Series D (AMT) 4.70%, 7/1/27	1,000,000	876,210
Moorhead Senior Housing Revenue, Sheyenne Crossing Project, 5.65%, 4/1/41	330,000	284,919
Prior Lake Senior Housing Revenue, Shepard's Path Senior Housing, 5.70%, 8/1/36	200,000	181,522
Southeast State Multi-County Housing and Redevelopment Authority, Goodhue County Apartments, (Prerefunded 1/1/10 @ 100), 6.75%, 1/1/31	320,000	339,757
St. Paul Multifamily Housing, Selby Grotto Housing Project (AMT) (GNMA), 5.50%, 9/20/44	655,000	617,731
St. Paul Housing and Redevelopment Authority, Rosy and Richard Shaller, Sholom East Project, 5.25%, 10/1/42	250,000	202,545
Washington County Housing and Redevelopment Authority, Woodland Park Apartments, 4.70%, 10/1/26	1,000,000	940,830
Worthington Housing Authority, Meadows Worthington Project - Series A, 5.38%, 5/1/37	200,000	166,212
		6,252,596
Lease Revenue — 27.1%
Andover Economic Development Authority Public Facility Lease Revenue, Andover Community Center (Crossover Refunded 2/1/14 @ 100), 5.13%, 2/1/24 (b)	205,000	217,015
Andover Economic Development Authority Public Facility Lease Revenue, Andover Community Center, 5.13%, 2/1/24	295,000	312,290
Hopkins Housing and Redevelopment Authority, Public Facility Lease Revenue, Public Works and Fire Station (MBIA), (Prerefunded 2/1/13 @ 100), 5.00%, 2/1/23	1,000,000	1,071,700
Otter Tail County Housing and Redevelopment Authority, Building Lease Revenue, Series A, 5.00%, 2/1/19	525,000	539,443
Puerto Rico Public Buildings Authority, Series M-1, 6.25%, 7/1/31	200,000	206,728
Ramsey County Public Improvement, 4.75%, 1/1/24	1,000,000	942,500
St. Paul Port Authority HealthEast Midway Campus, 5.75%, 5/1/25	600,000	566,214
St. Paul Port Authority Office Building Facility, Robert Street, 5.25%, 12/1/27	1,000,000	1,001,160
Washington County Housing and Redevelopment Authority, Lower St. Croix Valley Fire Protection, 5.13%, 2/1/24	400,000	378,524
		5,235,574
Recreation Authority Revenue — 3.7%
Moorhead Gross Revenue, Golf Course, 5.88%, 12/1/21	400,000	391,292
St. Paul Port Authority Hotel Facility (Prerefunded 8/1/08 @ 103), 7.38%, 8/1/29 (b)	300,000	314,937
		706,229
Tax Revenue — 1.6%
Minneapolis Tax Increment Revenue, St. Anthony Falls Project, 5.65%, 2/1/27	150,000	129,522
5.75%, 2/1/27	200,000	174,934
		304,456
Transportation Revenue — 5.6%
Minneapolis-St. Paul Metropolitan Airports Commission, Series A, 5.00%, 1/1/19	750,000	758,295
Minneapolis and St. Paul Metropolitan Airport Commission (FGIC) (Prerefunded 1/1/11 @ 100), 5.25%, 1/1/32 (b)	300,000	317,553
		1,075,848
Utility Revenue — 7.4%
Chaska Electric 6.10%, 10/1/30	10,000	10,336
5.00%, 10/1/30	500,000	454,055
Puerto Rico Electric Power Authority (MBIA), 5.25%, 7/1/29	1,000,000	957,850
		1,422,241
Total Municipal Long-Term Investments (cost: $33,446,870)		31,943,439

See accompanying Notes to Schedule of Investments.

Minnesota Municipal Income Fund II 2008 Semiannual Report

Minnesota Municipal Income Fund II (concluded)

Description of Security	Shares	Market Value (a)
Short-Term Investment — 5.5%
Federated Minnesota Municipal Cash Trust (cost $1,066,054)	1,066,054	$1,066,054
Total Investments (c) — 170.8% (cost: $34,512,924)		33,009,493
Preferred Shares at Liquidation Value — (67.3)%		(13,000,000)
Other Assets and Liabilities, Net — (3.5)%		(682,115)
Total Net Assets — 100%		$19,327,378

Notes to Schedule of Investments:

(a)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements

(b)  Prerefunded issues are backed by U.S. government obligations, which ensure the timely payment of principal and interest. Crossover refunded issues are backed by the credit of the refunding issuer. In both cases, the bonds mature at the date and price indicated.

(c)  On February 29, 2008, the cost of investments for federal income tax purposes was $34,512,924. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$448,330
Gross unrealized depreciation	(1,951,761)
Net unrealized depreciation	$(1,503,431)

  AMT–Alternative Minimum Tax. As of February 29, 2008, the aggregate market value of securities subject to the Alternative Minimum Tax is $2,534,055 which represents 13.1% of net assets applicable to common shares.

  FGIC–Financial Guaranty Insurance Corporation

  FSA–Financial Security Assurance

  GNMA–Government National Mortgage Association

  MBIA–Municipal Bond Issurance Association

Minnesota Municipal Income Fund II 2008 Semiannual Report

Notice to SHAREHOLDERS (unaudited)

ANNUAL MEETING RESULTS

An annual meeting of the fund's shareholders was held on December 4, 2007. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

(1)  The fund's preferred shareholders elected the following directors:

	Shares Voted "For"	Shares Withholding Authority to Vote
Roger A. Gibson	514	—
Leonard W. Kedrowski	514	—

(2)  The fund's common and preferred shareholders, voting as a single class, elected the following directors:

	Shares Voted "For"	Shares Withholding Authority to Vote
Benjamin R. Field III	1,370,046	11,906
Victoria J. Herget	1,369,046	12,906
John P. Kayser	1,370,046	11,906
Richard K. Riederer	1,370,046	11,906
Joseph D. Strauss	1,370,046	11,906
Virginia L. Stringer	1,370,046	11,906
James M. Wade	1,370,046	11,906

(3)  The fund's common and preferred shareholders, voting as a single class, ratified the selection by the fund's board of directors of Ernst & Young LLP as the independent registered public accounting firm for the fund for the fiscal period ending August 31, 2008. The following votes were cast regarding this matter:

Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
1,367,282	5,100	9,570	—

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge upon request by calling 800.677.FUND; (2) at www.firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q HOLDINGS INFORMATION

The fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The fund's Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, you may review and copy the fund's Forms N-Q at the Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at www.firstamericanfunds.com on a quarterly basis. The fund will attempt to post such information within 10 business days of the calendar quarter end.

Minnesota Municipal Income Fund II 2008 Semiannual Report

BOARD OF DIRECTORS

Virginia Stringer

Chairperson of Minnesota Municipal Income Fund II
Governance Consultant; former Owner and President of Strategic Management
Resources, Inc.

Benjamin Field III

Director of Minnesota Municipal Income Fund II
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of Minnesota Municipal Income Fund II
Director of Charterhouse Group, Inc.

Victoria Herget

Director of Minnesota Municipal Income Fund II
Investment Consultant; former Managing Director of Zurich Scudder Investments

John Kayser

Director of Minnesota Municipal Income Fund II
Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of
William Blair & Company, LLC

Leonard Kedrowski

Director of Minnesota Municipal Income Fund II
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of Minnesota Municipal Income Fund II
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of Minnesota Municipal Income Fund II
Owner and President of Strauss Management Company

James Wade

Director of Minnesota Municipal Income Fund II
Owner and President of Jim Wade Homes

Minnesota Municipal Income Fund II's Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

Minnesota Municipal Income Fund II

2008 Semiannual Report

FAF Advisors, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

4/2008    0074-08    MXN-SAR

Item 2—Code of Ethics

Not applicable to the semi-annual report.

Item 3—Audit Committee Financial Expert

Not applicable to the semi-annual report.

Item 4—Principal Accountant Fees and Services

Not applicable to the semi-annual report.

Item 5—Audit Committee of Listed Registrants

Not applicable to the semi-annual report.

Item 6—Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the semi-annual report.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the semi-annual report.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act, purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act.

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this item.

Item 11—Controls and Procedures

(a)                                  The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)                                 There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)	Not applicable.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First American Minnesota Municipal Income Fund II, Inc.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: May 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: May 5, 2008

By:
/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date: May 5, 2008